UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 16, 2012

SuccessFactors, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33755	94-3398453
(Commission File Number)	(IRS Employer Identification No.)

1500 Fashion Island Blvd., Suite 300, San Mateo, CA	94404
(Address of Principal Executive Offices)	(Zip Code)

(650) 645-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 22, 2012, in connection with the Merger (as defined below), SuccessFactors, Inc., a Delaware corporation (the “Company”), notified The New York Stock Exchange (the “NYSE”) of its intent to remove its shares of common stock, par value $0.001 per share (the “Shares”) from listing on the NYSE and requested the NYSE to file a delisting application on Form 25 with the United States Securities and Exchange Commission (the “SEC”) to delist and deregister its Shares. The Company will file with the SEC a certification on Form 15 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Company’s Shares and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act. The Company has also notified Deutsche Börse and the Professional Segment of Euronext Paris of the Merger. It has requested delisting of its Shares from the Professional Segment of Euronext Paris and liaised with Deutsche Börse for an ex officio delisting of its Shares from this stock exchange, with the delisting to be effected in each case on the earliest date practicable.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Items 3.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.03.

Item 5.01 Changes in Control of Registrant

As previously disclosed, the Company, SAP America, Inc., a Delaware corporation (“Parent”), and Saturn Expansion Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”), entered into an Agreement and Plan of Merger dated as of December 3, 2011 (“Merger Agreement”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser offered to purchase all outstanding Shares at a purchase price of $40.00 per Share, net to the holder thereof in cash, without interest and less any required withholding of taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 16, 2011, as amended or supplemented (the “Offer to Purchase”), and in the related Letter of Transmittal (which, together with the Offer to Purchase, as amended or supplemented, constitute the “Offer”).

Upon the expiration of the Offer at 5:00 p.m., New York City time on Wednesday, February 15, 2012 (the “Expiration Time”), there were tendered pursuant to the Offer approximately 81,673,335 Shares representing approximately 95.5% of the Shares issued and outstanding as of the Expiration Time (of which 5,411,270 Shares were tendered pursuant to the guaranteed delivery procedures set forth in the Offer to Purchase). Upon the Purchaser’s acceptance for payment of all Shares validly tendered and not withdrawn pursuant to the Offer on February 16, 2012, a change in control of the Company occurred (the “Company Change in Control”).

Based on the per Share consideration of $40.00, the value of the Shares purchased by Purchaser in connection with the Offer is approximately $3,240,953,720. The funds used to purchase the Shares were provided by SAP AG, a stock corporation (Aktiengesellschaft) incorporated under the laws of the Federal Republic of Germany and ultimate parent of Parent and Purchaser, from its cash on hand and cash equivalents as well as a €1 billion syndicated term loan facility agreement with J.P. Morgan Limited and J.P. Morgan Europe Limited, with J.P. Morgan Limited as mandated lead arranger and J.P. Morgan Europe Limited as agent.

Pursuant to the terms and conditions of the Merger Agreement, following settlement of payment for Shares representing more than 90% of the issued and outstanding Shares, Purchaser was merged with and into the Company on February 22, 2012 in accordance with applicable provisions of Delaware law that authorize the completion of the Merger without a vote or meeting of stockholders of the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”). In connection with the Merger, each outstanding Share not tendered in the Offer (other than Shares held by the Company, Purchaser, Parent, or any of their respective subsidiaries or holders who properly exercise their appraisal rights under applicable Delaware law) was converted into the right to receive the Offer Price. At the effective time of, and as a result of, the Merger, Parent became the owner of 100% of the equity interest in the Company.

To the knowledge of the Company, except as set forth herein, there are no arrangements, including any pledge by any person of securities of the Company or Parent, the operation of which may at a subsequent date result in a further change in control of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

In accordance with the terms of the Merger Agreement and effective as of the effective time of the Merger (the “Effective Time”), Douglas Burgum, Lars Dalgaard, William McGlashan, Jr., Elizabeth Nelson, William H. Harris, Jr. and Eric Dunn were removed from the board of directors (the “Board”) of the Company and from all committees of the Board on which they served and Arlen Shenkman and Brad C. Brubaker, the sole directors of Purchaser immediately prior to the Effective Time, became the new directors of the Company.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger Agreement, the certificate of incorporation of Purchaser as in effect immediately prior to the Effective Time, became the certificate of incorporation of the Company and the bylaws of Purchaser as in effect immediately prior to the Effective Time, became the bylaws of the Company. The certificate of incorporation and the bylaws of the Company as so amended are attached as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and incorporated herein by reference.

Item 8.01 Other Events

On February 23, 2012, SAP AG and the Company issued a joint press release attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of SuccessFactors, Inc.

3.2	Amended and Restated Bylaws of SuccessFactors, Inc.

99.1	Joint Press Release issued by SAP AG and the Company, dated February 23, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SuccessFactors, Inc.

By:	/s/ Bruce Felt
Name:	Bruce Felt
Title:	Chief Financial Officer
Date:	February 23, 2012

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of SuccessFactors, Inc.

3.2	Amended and Restated Bylaws of SuccessFactors, Inc.

99.1	Joint Press Release issued by SAP AG and the Company, dated February 23, 2012

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